                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06346

                Morgan Stanley Quality Municipal Investment Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York                          10020
   (Address of principal executive offices)                           (Zip code)

                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2007

Date of reporting period: April 30, 2007

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Quality Municipal Investment Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

INCOME EARNED BY CERTAIN SECURITIES IN THE PORTFOLIO MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

FUND REPORT

For the six months ended April 30, 2007

MARKET CONDITIONS


The economy continued to send mixed signals about its overall strength during the six-month reporting period. Rising energy prices and ongoing geopolitical uncertainty had a negative impact on investor sentiment, as did the contraction in the residential real estate sector. Turmoil in the sub-prime mortgage market intensified concerns about housing, and dominated investment headlines during the period. In fact, these concerns were the primary contributor to the sharp decline in the equity market in late February, which led to a "flight to quality" that forced yields on U.S. Treasury bonds lower and prices higher. The changing economic and financial picture led to changes in the Federal Open Market Committee's (the "Fed") monetary policy bias as well. Although the Fed held the target federal funds rate steady, statements released following its March meeting signaled a more neutral bias. This apparent shift in policy led to a stronger equity market and began to move bond yields higher.

Long-term municipal bond yields (as represented by the 30-year AAA rated municipal bond), which stood at 4.06 percent at the end of October, ended the period slightly higher at 4.10 percent. The slope of the municipal yield curve remained relatively flat, with only a 50 basis point yield differential, or "pick-up," between 30-year maturities and one-year maturities. In comparison, the yield pick-up from one to 30 years in April 2006 was 95 basis points, and has averaged 165 basis points over the past three years.

Declining interest rates in the fourth quarter of 2006 spurred a rebound in municipal bond issuance that led new issue volume for the calendar year to reach $383 billion, the second highest on record and only 6 percent below 2005's record pace. In the first four months of 2007, new issue municipal volume increased by 37 percent versus the same period one year earlier, reaching a total of $135 billion. Insured municipal bonds continued to represent roughly half of all new issue supply. Municipalities continued to take advantage of lower interest rates to refinance their debt and refundings increased dramatically. California was the country's largest issuer of municipal bonds during the period, and new issue supply for the state rose by 84 percent.

Strong demand by institutional investors and non-traditional buyers, including hedge funds and arbitrage accounts, helped long-term municipal bonds perform relatively in line with Treasuries for the period. The 30-year municipal-to-Treasury yield ratio, which measures the relative attractiveness of these two bond sectors, declined slightly from 86 percent at the beginning of the period to 85 percent by period end. A declining ratio indicates that municipals outperformed Treasuries while at the same time becoming more expensive (and thus less attractive) on a relative basis.

PERFORMANCE ANALYSIS


For the six-month period ended April 30, 2007, the net asset value (NAV) of Morgan Stanley Quality Municipal Investment Trust (IQT) decreased from $15.25 to $15.02 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.345 per share and a long-term capital gain distribution of $0.1031 per share, the Trust's total NAV return was 1.69 percent. IQT's value on the New York Stock Exchange (NYSE) moved from $13.87 to $14.12 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust's total market return was 5.11 percent. IQT's NYSE market price was at a 5.99 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 209,557 shares of common stock at a weighted average market discount of 7.48 percent. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2007, declared in March, were unchanged at $0.0575 per share. The dividend reflects the current level of the Trust's net investment income. IQT's level of undistributed net investment income was $0.048 per share on April 30, 2007, versus $0.051 per share six months earlier.(1)

During the reporting period, the Trust's interest-rate positioning continued to reflect our anticipation of higher rates. This strategy helped the Trust's total returns at the beginning of the period when interest rates rose, but tempered returns later in the period when rates declined. At the end of April the Trust's option-adjusted duration* including leverage was positioned at 11.4 years.

The Trust's new purchases during the period included BBB rated bonds in the tobacco sector, which had a positive impact on performance as tighter quality spreads helped these lower-rated issues outperform. The Trust's performance was also enhanced by several holdings that appreciated when they were pre-refunded.** Overall, the Trust continued to maintain its high quality bias with 86 percent of the portfolio rated A or better.

The primary detractor from performance was the Trust's overall maturity distribution, which was underweighted in longer-term issues relative to issues with shorter maturities. This stance limited the Trust's participation in the outperformance of longer-maturity bonds during the period.

Reflecting a commitment to diversification, the Trust's net assets, including preferred shares of approximately $318 million were invested among 15 long-term sectors and 82 credits. As of the close of the period the Trust's largest allocations were to the general obligation, water and sewer, and transportation sectors.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During this six-month period, ARPS leverage contributed approximately $0.03 per share to common-share earnings. The Trust has two ARPS series totaling $105 million, representing 33 percent of net assets, including preferred shares. Weekly ARPS rates ranged from 3.45 to 4.05 percent during the fiscal period.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions.

----------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline. Duration calculations are adjusted for leverage.

** Prerefunding, or advance refunding, is a financing structure under which new bonds are issued to repay an outstanding bond issue on its first call date.

   TOP FIVE SECTORS
   Transportation                                      27.9%
   Water & Sewer                                       27.0
   General Obligation                                  19.7
   Hospital                                            18.6
   Public Power                                        12.3

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                             60.9%
   Aa/AA                                               11.2
   A/A                                                 13.9
   Baa/BBB                                             12.5
   Ba/BB                                                0.3
   N/R                                                  1.2

Data as of April 30, 2007. Subject to change daily. All percentages for top five sectors are as a percentage of net assets applicable to common shareholders. All percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS. THE SEMIANNUAL REPORTS AND THE ANNUAL REPORTS ARE FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) ON FORM N-CSRS AND FORM N-CSR, RESPECTIVELY. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of April 30, 2007


WEIGHTED AVERAGE MATURITY: 19 YEARS(A)

0-5                                                                               5.00
6-10                                                                             10.00
11-15                                                                            24.00
16-20                                                                            20.00
21-25                                                                            16.00
26-30                                                                            16.00
31+                                                                               9.00

(a)  Where applicable maturities reflect mandatory tenders, puts and call dates.

     Portfolio structure is subject to change.

                         Geographic Summary of Investments
            Based on Market Value as a Percent of Total Net Investments

Alabama................     0.7%
Alaska.................     2.1
Arizona................     0.3
California.............    11.1
Colorado...............     2.8
District of Columbia...     1.7
Florida................     7.9
Georgia................     7.3
Hawaii.................     2.4
Idaho..................     0.3
Illinois...............     1.4
Indiana................     2.0
Iowa...................     1.1
Kentucky...............     3.7
Maryland...............     4.9
Massachusetts..........     0.3
Michigan...............     2.2
Missouri...............     0.6
Nebraska...............     0.7
Nevada.................     2.0
New Jersey.............     5.6
New York...............    10.6
North Carolina.........     0.8
Ohio...................     1.0
Pennsylvania...........     3.8
South Carolina.........     3.9
Tennessee..............     2.1
Texas..................    12.6
Utah...................     1.0
Virginia...............     1.4
Washington.............     2.7
Joint exemptions*......    (1.0)
                          -----
Total..................   100.0%
                          =====

------------------

*   Joint exemptions have been included in each geographic location.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of April 30, 2007


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 6 YEARS

2007(a)                                                                            1
2008                                                                               2
2009                                                                               4
2010                                                                               1
2011                                                                              18
2012                                                                              17
2013                                                                              12
2014                                                                              18
2015                                                                               8
2016                                                                              12
2017+                                                                              7

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.2%

2007(a)                                                                           9.7
2008                                                                              6.1
2009                                                                              5.4
2010                                                                              4.8
2011                                                                              5.2
2012                                                                              5.2
2013                                                                              4.9
2014                                                                              5.0
2015                                                                              4.8
2016                                                                              4.9
2017+                                                                             6.0

(a)  May include issues initially callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 9.7% on 1% of the long-term portfolio that is callable in 2007.

     Portfolio structure is subject to change.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust's performance for the one-, three- and five-year periods ended November 30, 2006, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. When a fund underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund's investment strategy or investment personnel. The Board concluded that the Trust can reasonably be expected to be competitive with that of its performance peer group based on recent action taken or proposed to be taken by the Adviser with respect to the Trust's investment strategy and/or investment personnel.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is a closed-end fund and, therefore, that the Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Trust were not a factor that needed to be considered at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES


The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and "float" benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the float benefits were relatively small and that the commissions were competitive with those of other broker-dealers.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (153.1%)
            General Obligation (19.7%)
$  4,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)...........  0.00 %   06/30/09   $   3,686,720
            California
   5,000      Economic Recovery, Ser 2004 A..........................  5.00     07/01/16       5,263,600
   3,000      Various Purpose dtd 05/01/03...........................  5.00     02/01/24       3,153,330
   2,000    Los Angeles, California, Ser 2004 A (MBIA)...............  5.00     09/01/24       2,129,500
   4,000    San Francisco City & County, Laguna Honda Hospital Ser
              2005 I (FSA) ###.......................................  5.00     06/15/30       4,198,880
   6,890    Florida State Board of Education, Capital Outlay Refg Ser
              2001 D.................................................  5.375    06/01/18       7,395,588
   2,925    Las Vegas Water District, Nevada, Impr and Refg Ser 2003
              A (FGIC)...............................................  5.25     06/01/22       3,124,426
   7,000    New Jersey, 2001 Ser H...................................  5.25     07/01/19       7,825,440
   5,000    Aldine Independent School District, Texas, Bldg & Refg
              Ser 2001 (PSF).........................................  5.00     02/15/26       5,170,450
                                                                                           -------------
--------
                                                                                              41,947,934
  39,815
                                                                                           -------------
--------
            Appropriation (6.8%)
            Golden State Tobacco Securitization Corporation,
              California,
   3,000      Enhanced Asset Backed Ser 2005 A (Ambac)...............  5.00     06/01/29       3,108,090
   2,000      Enhanced Asset Backed Ser 2005 A (Ambac)...............  5.00     06/01/45       2,073,260
   2,000    District of Columbia, Ballpark Ser 2006 B-1 (FGIC).......  5.00     02/01/31       2,113,800
   2,200    Coralville, Iowa, Coralville Marriot Hotel & Convention
              Center Ser 2006 D COPs.................................  5.25     06/01/26       2,331,956
   1,500    New York State Dormitory Authority, Mental Health Ser
              2003 B.................................................  5.25     02/15/17       1,612,680
   3,000    Charleston Educational Excellence Financing Corporation,
              South Carolina, Charleston County School District Ser
              2005...................................................  5.25     12/01/29       3,212,700
                                                                                           -------------
--------
                                                                                              14,452,486
  13,700
                                                                                           -------------
--------
            Dedicated Tax (5.7%)
   2,000    Jefferson County, Alabama, School Ser 2004 A.............  5.50     01/01/22       2,170,940
   1,000    Phoenix Civic Improvement Corporation, Arizona, Phoenix
              Municipal Courthouse Sr Lien Excise Tax Ser 1999 A.....  5.25     07/01/24       1,037,810
   1,900    Jacksonville, Florida, Sales Tax Ser 2001 (Ambac)........  5.50     10/01/18       2,034,596
   1,500    Baltimore, Maryland, Convention Center Hotel Ser 2006 A
              (XLCA).................................................  5.25     09/01/39       1,623,525
   1,000    New Jersey Economic Development Authority, Cigarette Tax
              Ser 2004...............................................  5.75     06/15/34       1,077,190
   2,000    New York City Industrial Development Agency, Yankee
              Stadium Ser 2006 (FGIC)................................  5.00     03/01/46       2,107,400
   2,000    New York City Transitional Finance Authority, New York,
              Refg 2003 Ser A........................................  5.00##   11/01/26       2,145,920
                                                                                           -------------
--------
                                                                                              12,197,381
  11,400
                                                                                           -------------
--------

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2007 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Education (3.3%)
$  2,000    California Infrastructure & Economic Development Bank,
              The Scripps Research Institute Ser 2005 A..............  5.00 %   07/01/29   $   2,103,200
   1,585    Colorado Educational & Cultural Facilities Authority,
              Peak to Peak Charter School Refg & Impr Ser 2004
              (XLCA).................................................  5.25     08/15/34       1,693,113
   2,000    Illinois Finance Authority, Fullerton Village Ser 2004
              A......................................................  5.125    06/01/35       2,053,680
   1,200    University of North Carolina, Chapel Hill Ser 2003.......  5.00     12/01/24       1,265,280
                                                                                           -------------
--------
                                                                                               7,115,273
   6,785
                                                                                           -------------
--------
            Hospital (18.6%)
   3,000    California Health Facilities Financing Authority,
              Cedars-Sinai Medical Center Ser 2005...................  5.00     11/15/34       3,081,780
   3,000    California Statewide Community Development Authority,
              John Muir Health Ser 2006 A............................  5.00     08/15/32       3,135,870
   1,500    University of Colorado Hospital Authority, Ser 2006 A....  5.00     11/15/37       1,524,405
   3,000    Highlands County Health Facilities Authority, Florida,
              Adventist Health Refg Ser 2005 C.......................  5.00     11/15/31       3,074,100
   1,000    Madison County Industrial Development Authority, Idaho,
              Madison Memorial Hospital Ser 2006 COPs................  5.25     09/01/37       1,027,790
   3,000    Indiana Health & Educational Facility Financing
              Authority, Clarian Health Ser 2006 A...................  5.25     02/15/40       3,145,020
   3,000    Indiana Health Facilities Financing Authority, Community
              Health Ser 2005 A (Ambac)..............................  5.00     05/01/35       3,137,820
            Maryland Health & Higher Educational Facilities
              Authority,
   3,000      Medstar Health Refg Ser 2004...........................  5.375    08/15/24       3,169,050
   2,000      University of Maryland Medical Ser 2002................  5.75     07/01/17       2,141,620
   2,500      University of Maryland Medical Ser 2001................  5.25     07/01/34       2,566,575
   1,000      University of Maryland Medical Ser 2006 A..............  5.00     07/01/41       1,024,320
   3,000    Michigan State Hospital Finance Authority, Henry Ford
              Health Refg Ser 2006 A.................................  5.25     11/15/46       3,151,770
   1,000    Reno, Nevada, Renown Regional Medical Center Ser 2007
              A......................................................  5.25     06/01/37       1,046,110
   3,000    Lorain County, Ohio, Catholic Healthcare Partners Ser
              2001 A.................................................  5.75     10/01/18       3,226,590
   5,000    Sullivan County Health Educational & Housing Facilities
              Board, Tennessee, Wellmont Health Ser 2006 C...........  5.25     09/01/36       5,192,150
                                                                                           -------------
--------
                                                                                              39,644,970
  38,000
                                                                                           -------------
--------
            Housing (0.1%)
     250    Colorado Housing & Finance Authority, 2000 Ser D-2
              (AMT)..................................................  6.90     04/01/29         259,075
                                                                                           -------------
--------
            Incremental Tax (1.0%)
   1,275    Coralville, Iowa, Urban Renewal Ser 2007 C (WI)..........  5.00     06/01/47       1,274,503
     915    Fenton, Missouri, Gravois Bluffs Refg Ser 2006...........  4.50     04/01/21         923,207
                                                                                           -------------
--------
                                                                                               2,197,710
   2,190
                                                                                           -------------
--------

12
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2007 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Industrial Development//Pollution Control (7.2%)
$  3,500    Michigan Strategic Fund, Detroit Edison Co Ser 2001 C....  5.45 %   09/01/29   $   3,657,185
   2,000    New York State Energy & Research Development Authority,
              Brooklyn Union Gas Co 1991 Ser D (AMT).................  9.848++  07/01/26       2,115,160
   4,000    Tennessee Energy Acquisition Corporation, Ser 2006 A
              ###....................................................  5.25     09/01/19       4,402,960
   2,000    Alliance Airport Authority, Texas, Federal Express Corp
              Refg Ser 2006 (AMT)....................................  4.85     04/01/21       2,044,980
   3,000    Sabine River Authority, Texas, TXU Electric Co Refg Ser
              2001 B (AMT) (Mandatory Tender 11/01/11)...............  5.75     05/01/30       3,092,160
                                                                                           -------------
--------
                                                                                              15,312,445
  14,500
                                                                                           -------------
--------
            Life Care (2.7%)
   1,000    St Johns County Industrial Development Authority,
              Florida, Glenmoor Ser 2006 A...........................  5.375    01/01/40       1,022,660
   1,500    Maryland Health & Higher Educational Facilities
              Authority, King Farm Presbyterian Community 2006 Ser
              B......................................................  5.00     01/01/17       1,507,260
   1,000    Missouri Health & Educational Facilities Authority,
              Lutheran Senior Services Ser 2005 A....................  5.375    02/01/35       1,050,650
   1,100    North Carolina Medical Care Commission, Salemtowne Refg
              Ser 2006...............................................  5.10     10/01/30       1,113,002
   1,000    Tarrant County Cultural Educational Facilities Finance
--------      Corp, Texas, Air Force Village II Inc Ser 2007.........  5.125    05/15/37       1,027,960
                                                                                           -------------
                                                                                               5,721,532
   5,600
                                                                                           -------------
--------
            Public Power (12.3%)
   5,000    Colorado Springs, Colorado, Utilities Ser 2001 A.........  5.00     11/15/29       5,166,850
            Municipal Electric Authority of Georgia,
   2,000      Combustion Turbine Ser 2002 A (MBIA)...................  5.25     11/01/21       2,132,560
   1,500      Combustion Turbine Ser 2002 A (MBIA)...................  5.25     11/01/22       1,599,420
   2,000    Nebraska Public Power District, Ser 2005 C (FGIC)........  5.00     01/01/41       2,104,000
   2,000    Long Island Power Authority, New York, Ser 2004 A
              (Ambac)................................................  5.00     09/01/34       2,099,760
            South Carolina Public Service Authority, Santee Cooper
   1,500      2002 Refg Ser A (FSA)..................................  5.125    01/01/20       1,602,210
   1,000      2002 Refg Ser A (FSA)..................................  5.125    01/01/21       1,061,900
   4,000      2003 Refg Ser A (Ambac)................................  5.00     01/01/27       4,185,400
   2,000      1997 Refg Ser A (MBIA).................................  5.00     01/01/29       2,032,180
   2,000    Grant County Public Utilities District #2, Washington,
              Wanapum 2005 Ser A (FGIC)..............................  5.00     01/01/29       2,101,860
   2,000    Lewis County Public Utility District #1, Washington,
              Cowlitz Falls Refg Ser 2003 (MBIA).....................  5.00     10/01/22       2,101,780
                                                                                           -------------
--------
                                                                                              26,187,920
  25,000
                                                                                           -------------
--------

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2007 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Tobacco Settlement (9.3%)
$  3,000    Northern Tobacco Securitization Corporation, Alaska,
              Asset Backed Ser 2006 A................................  5.00 %   06/01/46   $   2,951,760
            Golden State Tobacco Securitization Corporation,
              California,
   4,000      Asset Backed Ser 2007 A-1###...........................  5.125    06/01/47       4,012,340
   4,000      Asset Backed Ser 2007 A-1###...........................  5.75     06/01/47       4,282,660
   2,000    Tobacco Securitization Authority of Northern California,
              Sacramento County Tobacco Securitization Corporation
              Ser 2005 A-1...........................................  5.00     06/01/37       1,986,060
            Tobacco Settlement Financing Corporation, New Jersey,
   3,000      Ser 2007-1A............................................  4.625    06/01/26       2,929,230
   3,000      Ser 2007-1B............................................  0.00     06/01/41         459,420
   3,000    Nassau County Tobacco Settlement Corporation, New York,
              Asset Backed Ser 2006 A-3..............................  5.125    06/01/46       3,069,870
                                                                                           -------------
--------
                                                                                              19,691,340
  22,000
                                                                                           -------------
--------
            Transportation (27.9%)
   3,000    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia, Ser 2004 C-1 (AMT) (FSA) #........  5.00     10/01/20       3,149,580
   3,000    Atlanta, Georgia, Airport Passenger Facilities Charge Ser
              2004 J (FSA)...........................................  5.00     01/01/34       3,142,770
            Georgia Road & Tollway Authority,
  10,000      Ser 2001...............................................  5.375    03/01/17      10,715,800
   2,000      Ser 2004...............................................  5.00     10/01/22       2,113,340
   3,000      Ser 2004...............................................  5.00     10/01/23       3,170,010
   2,000    Chicago, Illinois, O'Hare Int'l Airport Third Lien Ser
              2003 B-2 (AMT) (FSA)...................................  5.75     01/01/23       2,198,080
     990    Massachusetts Bay Transportation Authority, Assess 2000
              Ser A..................................................  5.25     07/01/30       1,029,729
   2,000    Clark County, Nevada, Airport Sub Lien Ser 2004 A (AMT)
              (FGIC).................................................  5.50     07/01/22       2,156,840
   5,000    New Jersey Turnpike Authority, Ser 2003 A (Ambac)........  5.00     01/01/30       5,234,500
            Metropolitan Transportation Authority, New York,
   3,000      State Service Contract Ser 2002 A (MBIA)...............  5.50     01/01/19       3,251,070
   3,000      State Service Contract Refg Ser 2002 B (MBIA)..........  5.50     07/01/20       3,251,070
   5,000    Pennsylvania Turnpike Commission, Ser 2004 A (Ambac).....  5.00     12/01/34       5,309,100
   5,000    Dallas-Fort Worth International Airport, Texas, Ser 2003
              A (AMT) (FSA)..........................................  5.375    11/01/22       5,319,000
   2,000    Harris County, Texas, Toll Road Sr Lien Ser 2005 A
              (FSA)..................................................  5.25     08/15/35       2,078,140
            Port of Seattle, Washington,
   4,010      Passenger Facility Ser 1998 A (MBIA) ###...............  5.00     12/01/23       4,098,080
   3,000      Sub Lien Ser 1999 A (FGIC).............................  5.25     09/01/22       3,185,820
                                                                                           -------------
--------
                                                                                              59,402,929
  56,000
                                                                                           -------------
--------

14
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2007 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Water & Sewer (27.0%)
$  1,920    Los Angeles Department of Water & Power, California,
              Water 2004 Ser C (MBIA)................................  5.00 %   07/01/23   $   2,045,453
   4,000    Oxnard Financing Authority, California, Redwood Trunk
              Sewer & Headworks Ser 2004 A (FGIC)....................  5.00     06/01/29       4,205,480
   2,000    Martin County, Florida, Utilities Ser 2001 (FGIC)........  5.00     10/01/26       2,079,220
   8,000    Tampa Bay Water, Florida, Ser 2001 B (FGIC)..............  5.00     10/01/31       8,247,280
            Louisville & Jefferson County Metropolitan Sewer
              District, Kentucky,
   2,925      Ser 2001 A (MBIA)......................................  5.375    05/15/20       3,140,748
   3,075      Ser 2001 A (MBIA)......................................  5.375    05/15/21       3,290,527
   5,000      Ser 1999 A (FGIC)......................................  5.75     05/15/33       5,278,200
            New York City Municipal Water Finance Authority, New
              York,
   3,000      2003 Ser A.............................................  5.375    06/15/18       3,228,870
   4,000      1998 Ser D (MBIA)......................................  4.75     06/15/25       4,046,120
   5,000      2002 Ser G (FSA).......................................  5.00     06/15/34       5,155,550
   1,000    Austin, Texas, Water & Wastewater ROLS RRII R-674
            (FSA)....................................................  8.205++  05/15/27       1,164,820
            Houston, Texas
  10,000      Combined Utility First Lien Refg 2004 Ser A (FGIC).....  5.25     05/15/23      10,792,200
   4,500      Combined Utility First Lien Refg 2004 Ser A (MBIA).....  5.25     05/15/25       4,856,490
                                                                                           -------------
--------
                                                                                              57,530,958
  54,420
                                                                                           -------------
--------
            Other Revenue (2.4%)
   1,000    Miami-Dade County, Florida, Ser 2005 A (MBIA)............  0.00##   10/01/30         759,850
   3,000    Northeast Maryland Waste Disposal Authority, Montgomery
              County Ser 2003 (AMT) (Ambac)..........................  5.50     04/01/16       3,219,960
   1,000    Seneca Nation of Indians, New York, Ser 2007 A (WI)**....  5.00     12/01/23       1,009,030
                                                                                           -------------
--------
                                                                                               4,988,840
   5,000
                                                                                           -------------
--------
            Refunded (9.1%)
   7,000    Hawaii, Airports Second Ser of 1991 (AMT) (ETM)..........  6.90     07/01/12       7,623,210
   5,000    Lehigh County General Purpose Authority, Pennsylvania, St
              Luke's Hospital of Bethlehem Ser 2003..................  5.25     08/15/13+      5,386,950
   2,000    Pennsylvania, First Ser 2003 (MBIA) ###..................  5.00     01/01/13+      2,130,200
   3,000    Salt Lake City, Utah, IHC Hospital Inc Refg Ser 1991
              (Ambac) (ETM)..........................................  9.566++  05/15/20       3,014,310
   1,000    Tobacco Settlement Financing Corporation, Virginia, Ser
              2005...................................................  5.625    06/01/15+      1,112,380
                                                                                           -------------
--------
                                                                                              19,267,050
  18,000
                                                                                           -------------
--------
 312,660    Total Tax-Exempt Municipal Bonds (Cost $312,358,309)........................     325,917,843
                                                                                           -------------
--------

                                                                              15
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2007 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Short-Term Tax-Exempt Municipal Obligation (1.8%)
$  3,700    San Antonio Education Facilities Corporation, Texas,
              Trinity University Ser 2002 (Demand 05/01/07) (Cost
              $3,700,000)............................................  4.02*%   06/01/33   $   3,700,000
                                                                                           -------------
--------
 316,360    Total Investments (Cost $316,058,309).......................................     329,617,843
                                                                                           -------------
--------
            Floating Rate Note Obligations Related to Securities Held (-8.1%)
(17,010)    Notes with interest rates ranging from 3.93% to 3.98% at April 30, 2007 and
--------      contractual maturities of collateral ranging from
              01/19/19 to 06/01/47 (See Note 1D) +++ (Cost $(17,208,880))...............     (17,208,880)
                                                                                           -------------

$299,350    Total Net Investments (Cost $298,849,429) (a) (b)..................   146.8%      312,408,963
========
            Other Assets in Excess of Liabilities..............................     2.5         5,429,759

            Preferred Shares of Beneficial Interest............................   (49.3)     (105,000,000)
                                                                                  -----     -------------
            Net Assets Applicable to Common Shareholders.......................   100.0%    $ 212,838,722
                                                                                  =====     =============

16
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2007 (UNAUDITED) continued

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
 ETM   Escrowed to Maturity.
 PSF   Texas Permanent School Fund Guarantee Program.
ROLS   Reset Option Longs.
 WI    Security purchased on a when-issued basis.
  #    Joint exemption in locations shown.
 ##    Security is a "step-up" bond where the coupon increases on a predetermined future date.
 ###   Underlying security related to inverse floaters entered into by the Trust (See Note 1D).
  +    Prerefunded to call date shown.
 ++    Current coupon rate for inverse floating rate municipal
       obligations (See Note 8). This rate resets periodically as the auction rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $6,294,290, which represents 3.0% of net assets
       applicable to common shareholders.
 +++   Floating rate note obligations related to securities held.
       The interest rates shown reflect the rates in effect at
       April 30, 2007.
  *    Current coupon of variable rate demand obligation.
 **    Resale is restricted to qualified institutional investors.
 (a)   Securities have been designated as collateral in an amount equal to $2,263,431 in connection with security purchased on a when-issued basis.
 (b)   The aggregate cost for federal income tax purposes
       approximates the aggregate cost for book purposes. The
       aggregate gross unrealized appreciation is $13,576,102 and the aggregate gross unrealized depreciation is $16,568,
       resulting in net unrealized appreciation of $13,559,534.

Bond Insurance:
---------------
Ambac  Ambac Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.
XLCA   XL Capital Corporation.

                                                                              17
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2007 (unaudited)

Assets:
Investments in securities, at value
  (cost $316,058,309).......................................  $329,617,843
Cash........................................................     1,046,060
Receivable for:
    Investments sold........................................    10,356,444
    Interest................................................     4,691,396
Prepaid expenses and other assets...........................        43,854
                                                              ------------
    Total Assets............................................   345,755,597
                                                              ------------
Liabilities:
Floating rate note obligations..............................    17,208,880
Payable for:
    Investments purchased...................................    10,443,191
    Investment advisory fee.................................        72,913
    Transfer agent fee......................................        35,065
    Administration fee......................................        21,604
    Common shares of beneficial interest repurchased........        17,067
Accrued expenses and other payables.........................       118,155
                                                              ------------
    Total Liabilities.......................................    27,916,875
                                                              ------------
Preferred shares of beneficial interest, (at liquidation
  value), (1,000,000 shares authorized of non-participating
  $.01 par value, 2,100 shares outstanding).................   105,000,000
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $212,838,722
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 14,174,387 shares
  outstanding)..............................................  $198,208,304
Net unrealized appreciation.................................    13,559,534
Accumulated undistributed net investment income.............       674,169
Accumulated undistributed net realized gain.................       396,715
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $212,838,722
                                                              ============
Net Asset Value Per Common Share
($212,838,722 divided by 14,174,387 common shares
outstanding)................................................        $15.02
                                                              ============

18
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2007 (unaudited)

Net Investment Income:
Interest Income.............................................  $ 7,930,166
                                                              -----------
Expenses
Investment advisory fee.....................................      430,093
Interest and residual trust expenses........................      261,392
Auction commission fees.....................................      130,320
Administration fee..........................................      127,435
Transfer agent fees and expenses............................       32,085
Professional fees...........................................       30,193
Shareholder reports and notices.............................       20,190
Listing fees................................................       10,925
Custodian fees..............................................        9,897
Auction agent fees..........................................        8,823
Trustees' fees and expenses.................................        6,218
Other.......................................................       25,143
                                                              -----------
    Total Expenses..........................................    1,092,714

Less: expense offset........................................       (9,653)
                                                              -----------
    Net Expenses............................................    1,083,061
                                                              -----------
    Net Investment Income...................................    6,847,105
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:................................
Investments.................................................      423,922
Futures contracts...........................................     (104,752)
                                                              -----------
    Net Realized Gain.......................................      319,170
                                                              -----------
Net Change in Unrealized Appreciation/Depreciation:
Investments.................................................   (2,444,085)
Futures contracts...........................................       77,591
                                                              -----------
    Net Depreciation........................................   (2,366,494)
                                                              -----------
    Net Loss................................................   (2,047,324)
                                                              -----------
Dividends to preferred shareholders from net investment
  income....................................................   (1,972,089)
                                                              -----------
Net Increase................................................  $ 2,827,692
                                                              ===========

                                                                              19
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2007   OCTOBER 31, 2006
                                                              --------------   ----------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................   $  6,847,105      $ 13,947,601
Net realized gain...........................................        319,170         1,760,316
Net change in unrealized appreciation/depreciation..........     (2,366,494)        3,239,961
Dividends to preferred shareholders from net investment
  income....................................................     (1,972,089)       (2,992,444)
                                                               ------------      ------------
    Net Increase............................................      2,827,692        15,955,434
                                                               ------------      ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (4,929,129)      (11,664,267)
Net realized gain...........................................     (1,480,096)       (5,899,733)
                                                               ------------      ------------
    Total Dividends and Distributions.......................     (6,409,225)      (17,564,000)
                                                               ------------      ------------

Decrease from transactions in common shares of beneficial
  interest..................................................     (2,922,490)       (8,463,549)
                                                               ------------      ------------
    Net Decrease............................................     (6,504,023)      (10,072,115)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................    219,342,745       229,414,860
                                                               ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $674,169 and $728,282, respectively).....................   $212,838,722      $219,342,745
                                                               ============      ============

20
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2007 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2007 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note Obligations Related to Securities Held -- The Trust enters into transactions in which it transfers to Dealer Trusts ("Dealer Trusts"), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts' assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The Trust enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts. The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust's investment assets, and the related floating rate notes reflected as Trust liabilities under the caption "floating rate note obligations" on the "Statement of Assets and Liabilities." The Trust records the interest income from the fixed rate bonds under the caption "Interest Income" and records the expenses related to floating rate note obligations and any administrative expenses of the Dealer Trusts under the caption "Interest and residual trust expenses" in the Trust's "Statement of Operations." The notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At April 30, 2007, Trust investments with a value of $23,125,120 are held by the Dealer Trusts and serve as collateral for the $17,208,880 in floating rate note obligations outstanding at that date. Contractual maturities of the floating rate note obligations and interest rates in effect at April 30, 2007 are presented in the "Portfolio of Investments."

E. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2007 (UNAUDITED) continued

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly total net assets including preferred shares.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2007 aggregated $25,516,783 and $23,862,360, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2007 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,630. At April 30, 2007, the Trust had an accrued pension liability of $57,344 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2007 (UNAUDITED) continued

offered as investment options under the Compensation Plan.
Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("preferred shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                     AMOUNT                RESET        RANGE OF
SERIES  SHARES*   IN THOUSANDS*   RATE*     DATE    DIVIDEND RATES**
------  -------   -------------   -----   --------  ----------------
  A      1,400       $70,000      3.85%   05/02/07   3.48%- 4.00%
  B        700        35,000      3.90    05/04/07   3.45 - 4.05

---------------------
    * As of April 30, 2007.
   ** For the six months ended April 30, 2007.

Subsequent to April 30, 2007 and up through June 8, 2007 the Trust paid dividends to Series A and B at rates ranging from 3.80% to 3.96% in the aggregate amount of $466,256.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2007 (UNAUDITED) continued

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 2005...................................  15,004,944   $150,049    $209,444,294
Treasury shares purchased and retired (weighted average
  discount 8.88%)*..........................................    (621,000)    (6,210)     (8,457,339)
                                                              ----------   --------    ------------
Balance, October 31, 2006...................................  14,383,944    143,839     200,986,955
Treasury shares purchased and retired (weighted average
  discount 7.48%)*..........................................    (209,557)    (2,095)     (2,920,395)
                                                              ----------   --------    ------------
Balance, April 30, 2007.....................................  14,174,387   $141,744    $198,066,560
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Dividends to Common Shareholders

On March 26, 2007, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   -------------  -------------
 $0.0575     May 4, 2007   May 18, 2007
 $0.0575    June 8, 2007   June 22, 2007

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.

8. Purposes of and Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to Dealer Trusts in exchange for cash and residual interests in the Dealer Trusts. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust's portfolio securities. The use of leverage may also

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2007 (UNAUDITED) continued

cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2006, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and dividend payable.

10. Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The impact to the Trust's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                           FOR THE SIX                           FOR THE YEAR ENDED OCTOBER 31,
                                           MONTHS ENDED         -----------------------------------------------------------------
                                          APRIL 30, 2007          2006          2005          2004          2003          2002
                                          --------------        ---------     ---------     ---------     ---------     ---------
                                           (unaudited)
Selected Per Share Data:
Net asset value, beginning of period....      $ 15.25            $ 15.29       $ 15.64       $ 15.36       $ 15.23       $ 15.31
                                              -------            -------       -------       -------       -------       -------
Income (loss) from investment
 operations:
    Net investment income*..............         0.48               0.93          0.95          0.96          1.01          1.07
    Net realized and unrealized gain
    (loss)..............................        (0.14)              0.36         (0.29)         0.30          0.25          0.04
    Common share equivalent of dividends
    paid to preferred shareholders*.....        (0.14)             (0.20)        (0.14)        (0.12)        (0.11)        (0.13)
                                              -------            -------       -------       -------       -------       -------
Total income from investment
 operations.............................         0.20               1.09          0.52          1.14          1.15          0.98
                                              -------            -------       -------       -------       -------       -------
Less dividends and distributions from:
    Net investment income...............        (0.35)             (0.79)        (0.81)        (0.89)        (0.96)        (0.93)
    Net realized gain...................        (0.10)             (0.40)        (0.13)        (0.03)        (0.09)        (0.14)
                                              -------            -------       -------       -------       -------       -------
Total dividends and distributions.......        (0.45)             (1.19)        (0.94)        (0.92)        (1.05)        (1.07)
                                              -------            -------       -------       -------       -------       -------
Anti-dilutive effect of acquiring
 treasury shares*.......................         0.02               0.06          0.07          0.06          0.03          0.01
                                              -------            -------       -------       -------       -------       -------
Net asset value, end of period..........      $ 15.02            $ 15.25       $ 15.29       $ 15.64       $ 15.36       $ 15.23
                                              =======            =======       =======       =======       =======       =======
Market value, end of period.............      $ 14.12            $ 13.87       $ 13.62       $ 13.99       $ 14.22       $ 14.08
                                              =======            =======       =======       =======       =======       =======
Total Return+...........................         5.11%(1)          11.12%         4.24%         5.05%         8.66%         0.52%
Ratios to Average Net Assets of Common
Shareholders:
Total expenses (before expense
 offset)................................         1.02%(2)(3)        0.93%(3)      0.85%(3)      0.84%(3)      0.79%(3)      0.73%(3)
Total expenses (before expense offset,
 exclusive of interest and residual
 trust expenses)........................         0.78%(2)(3)        0.85%(3)      0.85%(3)      0.84%(3)      0.79%(3)      0.73%(3)
Net investment income before preferred
 stock dividends........................         6.39%(2)           6.34%         6.15%         6.23%         6.54%         7.15%
Preferred stock dividends...............         1.84%(2)           1.36%         0.93%         0.80%         0.71%         0.86%
Net investment income available to
 common shareholders....................         4.55%(2)           4.98%         5.22%         5.43%         5.83%         6.29%
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands..............................     $212,839           $219,343      $229,415      $244,137      $249,852      $254,599
Asset coverage on preferred shares at
 end of period..........................          303%               309%          318%          332%          338%          342%
Portfolio turnover rate.................            7%(1)             17%           18%           25%           21%           17%

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                                                                              27
                       See Notes to Financial Statements

TRUSTEES

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

OFFICERS

Michael E. Nugent
Chairperson of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

LEGAL COUNSEL

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

COUNSEL TO THE INDEPENDENT TRUSTEES

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020
The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

(c) 2007 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Quality Municipal
Investment Trust

Semiannual Report
April 30, 2007

[MORGAN STANLEY LOGO]

IQTSAN-IU07-01582P-Y04/07

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                                              (d) Maximum
                                                                               Number (or
                                                                              Approximate
                                                                  (c) Total      Dollar
                                                                  Number of    Value) of
                                                                 Shares (or      Shares
                                                                   Units)      (or Units)
                                                        (b)       Purchased     that May
                                         (a) Total    Average    as Part of      Yet Be
                                         Number of     Price      Publicly     Purchased
                                        Shares (or    Paid per    Announced    Under the
                                          Units)       Share      Plans or      Plans or
Period                                   Purchased   (or Unit)    Programs      Programs
------                                  ----------   ---------   ----------   -----------
November 1, 2006 -- November 30, 2006      31,100     13.8674        N/A          N/A
December 1, 2006 -- December 31, 2006      35,500     13.8524        N/A          N/A
January 1, 2007 -- January 31, 2007        49,000     13.8936        N/A          N/A
February 1, 2007 -- February 28, 2007      43,900     13.9497        N/A          N/A
March 1, 2007 -- March 31, 2007            26,757     14.0993        N/A          N/A
April 1, 2007 -- April 30, 2007            23,300     14.0935        N/A          N/A
Total                                     209,557     13.9593        N/A          N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures


(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Quality Municipal Investment Trust


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
June 21, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
June 21, 2007


/s/ Francis Smith
-------------------------------------
Francis Smith
Principal Financial Officer
June 21, 2007